POWER OF ATTORNEY

I, the undersigned Officer of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Patricia Flaherty, John W. Gerstmayr and Bryan Chegwidden, and each of them singly, my true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in the capacities indicated below, the Registration Statements on Form N-1A or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                      Title                         Date

/s/ Charles E. Porter
----------------------------   Executive Vice President;     March 19, 2004
Charles E. Porter              Treasurer and Principal
                               Executive Officer

SCHEDULE A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Discovery Growth Fund
Putnam Equity Income Fund
Putnam Europe Equity Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Equity Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund


POWER OF ATTORNEY

We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John Hill, George Putnam III, Charles E. Porter, Patricia Flaherty, John W. Gerstmayr, Bryan Chegwidden and Gordon H. Silver, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) to said Registration Statements and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                      Title                         Date

/s/ Karnig H. Durgarian
----------------------------   Vice President and            October 21, 2002
Karnig H. Durgarian            Principal Executive Officer


/s/ Steven D. Krichmar
----------------------------   Vice President and            October 21, 2002
Steven D. Krichmar             Principal Financial Officer

SCHEDULE A

Putnam American Government Income Fund
Putnam Arizona Tax Exempt Income Fund
Putnam Asset Allocation Funds
Putnam California Tax Exempt Income Fund
Putnam California Tax Exempt Money Market Fund
Putnam Capital Appreciation Fund
Putnam Classic Equity Fund
Putnam Convertible Income-Growth Trust
Putnam Diversified Income Trust
Putnam Equity Income Fund
Putnam Europe Growth Fund
Putnam Florida Tax Exempt Income Fund
Putnam Funds Trust
The George Putnam Fund of Boston
Putnam Global Equity Fund
Putnam Global Income Trust
Putnam Global Natural Resources Fund
The Putnam Fund for Growth and Income
Putnam Health Sciences Trust
Putnam High Yield Advantage Fund
Putnam High Yield Trust
Putnam Income Fund
Putnam Intermediate U.S. Government Income Fund
Putnam International Growth Fund
Putnam Investment Funds
Putnam Investors Fund
Putnam Massachusetts Tax Exempt Income Fund
Putnam Michigan Tax Exempt Income Fund
Putnam Minnesota Tax Exempt Income Fund
Putnam Money Market Fund
Putnam Municipal Income Fund
Putnam New Jersey Tax Exempt Income Fund
Putnam New Opportunities Fund
Putnam New York Tax Exempt Income Fund
Putnam New York Tax Exempt Money Market Fund
Putnam New York Tax Exempt Opportunities Fund
Putnam Ohio Tax Exempt Income Fund
Putnam OTC & Emerging Growth Fund
Putnam Pennsylvania Tax Exempt Income Fund
Putnam Tax Exempt Income Fund
Putnam Tax Exempt Money Market Fund
Putnam Tax-Free Income Trust
Putnam Tax Smart Funds Trust
Putnam U.S. Government Income Trust
Putnam Utilities Growth and Income Fund
Putnam Variable Trust
Putnam Vista Fund
Putnam Voyager Fund
Putnam Voyager Fund II


POWER OF ATTORNEY

We, the undersigned Officers of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr, Bryan Chegwidden and James P. Pappas, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto my said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                      Title                         Date


/s/ Michael T. Healy
-------------------------      Assistant Treasurer and       November 5, 2004
Michael T. Healy               Principal Accounting Officer



Schedule A

Putnam Municipal Income Fund
Putnam Tax-Free Income Trust (Putnam Tax-Free High Yield Fund)

POWER OF ATTORNEY

We, the undersigned Trustees of each of the funds listed on Schedule A hereto, hereby severally constitute and appoint John A. Hill, George Putnam III, Charles E. Porter, Jonathan S. Horwitz, John W. Gerstmayr, Bryan Chegwidden and James P. Pappas, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in the capacities indicated below, the Registration Statements on Form N-1A or Form N-14 of each of the funds listed on Schedule A hereto and any and all amendments (including post-effective amendments) and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto our said attorneys, and each of them acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he might or could do in person, and hereby ratify and confirm all that said attorneys or any of them may lawfully do or cause to be done by virtue thereof.


WITNESS my hand and seal on the date set forth below.

Signature                     Title                          Date

/S/ John A. Hill
------------------------      Chairman of the Board;Trustee  November 4, 2004
John A. Hill

/S/ George Putnam, III
------------------------      President; Trustee             November 4, 2004
George Putnam, III

/S/ Jameson A. Baxter
------------------------      Trustee                        November 4, 2004
Jameson A. Baxter

/S/ Charles B. Curtis
------------------------      Trustee                        November 4, 2004
Charles B. Curtis

/S/ Ronald J. Jackson
------------------------      Trustee                        November 4, 2004
Ronald J. Jackson

/S/ Paul L. Joskow
------------------------      Trustee                        November 4, 2004
Paul L. Joskow

/S/ Elizabeth T. Kennan
------------------------      Trustee                        November 4, 2004
Elizabeth T. Kennan

/S/ John H. Mullin, III
------------------------      Trustee                        November 4, 2004
John H. Mullin, III

/S/ Robert E. Patterson
------------------------      Trustee                        November 4, 2004
Robert E. Patterson

/S/ A.J.C. Smith
------------------------      Trustee                        November 4, 2004
A.J.C. Smith

/S/ W. Thomas Stephens
------------------------      Trustee                        November 4, 2004
W. Thomas Stephens
------------------------


Schedule A
Putnam Municipal Income Fund
Putnam Tax-Free Income Trust